EXHIBIT 10.1

THIRD AMENDMENT TO

CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of the 30th day of March, 2007, by and among MTC TECHNOLOGIES, INC., a Delaware corporation (“MTCT”), MTC TECHNOLOGIES, INC. (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (together with MTCT, collectively, “Borrowers” and, individually, each a “Borrower”); the financial institutions listed on Schedule 1 to the Credit Agreement (collectively, the “Banks” and, individually, each a “Bank”); NATIONAL CITY BANK, as lead arranger and administrative agent for the Banks (the “Agent”); BRANCH BANKING AND TRUST COMPANY, as syndication agent (the “Syndication Agent”); KEYBANK NATIONAL ASSOCIATION, as co-documentation agent (“KeyBank”); and FIFTH THIRD BANK, as co-documentation agent (“Fifth Third Bank”; KeyBank and Fifth Third Bank, collectively, the “Co-Documentation Agents”), under the following circumstances:

A. The Borrowers, the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents are parties to a Credit and Security Agreement made effective as of April 21, 2005, and amended by the First Amendment to Credit and Security Agreement dated October 27, 2006 and by the Second Amendment to Credit and Security Agreement dated March 9, 2007 (as the same may be amended, supplemented, modified and/or restated from time to time, the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed to those terms by the Credit Agreement.

B. The Borrowers, the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents now desire to amend the Credit Agreement for the reasons and upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, the Borrowers, the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents agree as follows:

Section 1. Amendment to Credit Agreement.

(a) Amendment to Section 1.1. The following definitions are hereby added to Section 1.1 of the Credit Agreement (captioned Definitions).

“Albertville Project” shall mean the acquisition and construction by Aerospace Integration Corporation of a new hangar building at the Albertville Alabama Airport.

“Bonds” shall mean The Industrial Development Board of the City of Albertville, Alabama Variable Rate Industrial Development Revenue Bonds, Series 2007 (Aerospace Integration Corporation Project) in the principal amount of $10,000,000.

“Excluded Real Property” shall mean the leasehold interest of Aerospace Integration Corporation in the Albertville Project.

“Pledged Bonds” means those Bonds pledged from time to time to National City Bank or its successor as provider of the letter of credit securing the Bonds.

“MTC” means MTC Technologies, Inc. (formerly known as Modern Technologies Corp.), an Ohio corporation.

(b) Amendment to Section 5.8. The following subsection (f) is hereby added to Section 5.8 of the Credit Agreement (captioned Borrowing):

(f) Indebtedness incurred by Aerospace Integration Corporation in connection with the issuance of the Bonds for the acquisition and construction of the Albertville Project and the guaranty of such Indebtedness by MTC.

(c) Amendment to Section 5.9. The following subsection (g) is hereby added to Section 5.9 of the Credit Agreement (captioned Liens):

(g) the following Liens securing the Indebtedness of Aerospace Integration Corporation and the Borrowers permitted by Section 5.8(f) hereof: (i) a first priority leasehold mortgage Lien on Aerospace Integration Corporation’s leasehold interest in the Albertville Project, (ii) a first priority security interest Lien on the Pledged Bonds, and (iii) a second priority security interest Lien on all of the personal property of Aerospace Integration Corporation (other than the Pledged Bonds) and MTC.

(d) Amendment to Section 5.21(a) of the Credit Agreement. The second sentence of Section 5.21(a) of the Credit Agreement (captioned Property Acquired Subsequent to the Closing Date and Right to Take Additional Collateral) is hereby amended in its entirety to read as follows:

Except for the Excluded Real Property, in addition to any other right that Agent and the Banks may have pursuant to this Agreement or otherwise, upon written request of Agent, Borrowers shall, and shall cause each Guarantor of Payment to, grant to Agent, for the benefit of the Banks, as additional security for the Debt, a first priority security interest Lien on any real or personal property of each Borrower and each Guarantor of Payment in which Agent does not have a first priority security interest Lien.

(e) Amendment to Section 5.21(b) of the Credit Agreement. The first sentence of Section 5.21(b) of the Credit Agreement (captioned Property Acquired Subsequent to the Closing Date and Right to Take Additional Collateral) is hereby amended in its entirety to read as follows:

Notwithstanding the generality of the foregoing subsection (a), with respect to each parcel of Real Property acquired by each Borrower or Guarantor of Payment after the Closing Date, other than the Excluded Real Property, such Borrower or Guarantor of Payment shall provide to Agent within 30 days after the written request thereof:

Section 2. Effective Date. This Amendment shall take effect immediately upon the occurrence of all of the following:

(a) The Agent’s receipt of an original counterpart of this Amendment executed by all parties hereto;

(b) The Agent’s receipt of the original Confirmation of Guarantees executed by Aerospace Integration Corporation, Amcomp Corporation, Command Technologies, Inc., International Consultants, Inc., Manufacturing Technology, Inc., Onboard Software, Inc., Vitronics Inc. and MTC Technologies Services, Inc.

Section 3. Costs and Expenses. The Borrowers hereby agree to reimburse the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents for all reasonable costs and expenses incurred by Agent and Banks in connection with this Amendment and the transactions contemplated hereby, including their respective legal fees and expenses.

Section 4. Miscellaneous. The Borrowers, the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents hereby agree that:

(a) The Credit Agreement, as amended hereby, and the other Loan Documents remain otherwise unmodified and in full force and effect.

(b) Each Borrower hereby represents and warrants the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents that as of the date hereof, after giving effect to this Amendment (i) no Default or Event of Default has occurred and is continuing (ii) the representations and warranties of such Borrower in the Credit Agreement and the other Loan Documents are true and correct in all material respects as if made on the date hereof (except to the extent that any expressly relates to an earlier date), and (iii) such Borrower has no cause of action, at law or in equity, against the Banks, the Agent, the Syndication Agent or the Co-Documentation Agents, including, without limitation, any offset, counterclaim or defense with respect to the Notes or the Loans evidenced thereby or any Loan Document.

(c) This Amendment is limited precisely as written and shall not (i) except as expressly provided herein, constitute a consent under or waiver or modification of any other term or condition of the Credit Agreement, the other Loan Documents or any other agreements, instruments or documents referred to therein, or (ii) prejudice or otherwise affect any right or privilege which the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents now have or may have in the future under the Credit Agreement, the other Loan Documents or under any of the other agreements, documents or instruments therein.

(d) This Amendment may be executed in any one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.

(Balance of Page Intentionally Omitted)

IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Address:	4032 Linden Avenue Dayton, OH 45432	MTC TECHNOLOGIES, INC., a Delaware corporation
	Attention: Michael Gearhardt	By:	/s/ Therese McNea
	Fax: (937) 252-8240	Name:	Therese McNea
		Title:	Vice President, Treasurer

Address:	4032 Linden Avenue Dayton, OH 45432 Attention: Michael Gearhardt	MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation
	Fax: (937) 252-8240	By:	/s/ Therese McNea
		Name:	Therese McNea
		Title:	Vice President, Treasurer

Address:	629 Euclid Avenue LOC. 01-3034 Cleveland, Ohio 44114	NATIONAL CITY BANK as Agent and as a Bank
	Attention: Capital Markets Division	By:	/s/ Neal J. Hinker
	- Loan Syndications	Name:	Neal J. Hinker
	Fax: (216) 222-7079	Title:	Sr. Vice President

[SIGNATURES OF BANKS CONTINUE ON NEXT PAGE]

Address:	200 West Second Street 16th Floor Winston-Salem, NC 27101	BRANCH BANKNG AND TRUST COMPANY, as Syndication Agent and as a Bank
	Attention: Robert Bass	By:	/s/ Michael Skorich
	Fax: (336) 733-2740	Name:	Michael Skorich
		Title:	Vice President

Address:	34 North Main Street Dayton OH 45402 Attention: Joseph Zehenny	KEYBANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Bank
	Fax: (937) 586-7695	By:	/s/ Michael D. Lopez
		Name:	Michael D. Lopez
		Title:	Vice President

Address:	110 North Main Street Dayton, OH 45402 Attention: Michael Lopez	FIFTH THIRD BANK, as Co-Documentation Agent and as a Bank
	Fax: (937) 227-3027	By:	/s/ Hunter D. Parker
		Name:	Hunter D. Parker
		Title:	Vice President

[SIGNATURES OF BANKS CONTINUE ON NEXT PAGE]

Address:	40 North Main Street Dayton, OH 45423	JPMORGAN CHASE BANK, N.A.
	Attention: Lisa Huelskamp	By:	/s/ John B. Middelberg
	Fax: (937) 449-4885	Name:	John B. Middelberg
		Title:	SVP

Address:	9100 Centre Pointe Drive Suite 240	COMERICA BANK
	West Chester, OH 45069	By:	/s/ Russ Stokes
	Attention: Steven T. Siple	Name:	Russ Stokes
	Fax: (513) 942-4904	Title:	First Vice President

Address:	201 East Fifth Street Cincinnati, OH 45202	PNC BANK, N.A.
	Attention: Kristina McAneny	By:	/s/ Christopher T. Belletti
	Fax: (513) 651-8952	Name:	Christopher T. Belletti
		Title:	VP